Exhibit 99.1



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Camera Platforms, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

     The Report on Form 10-KSB for the fiscal year ended December 31, 2002 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



April 14, 2003                                            /s/ Guangwei Liang
                                                         -----------------------
                                                         Guangwei Liang
                                                         Chief Executive Officer




April 14, 2003                                            /s/ Fengming Peng
                                                         -----------------------
                                                         Fengming Peng
                                                         Chief Financial Officer